UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2010

SOUTHERN STAR CENTRAL CORP.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY 42301		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

________________________________________________________________________________________

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 27, 2010, Mark Mellana, 46, was elected to the Board of Directors of Southern Star Central Corp. (the “Company”) by written consent of the Directors of the Company to replace Kathy McGowan, who resigned because of a change of responsibilities at GE Energy Financial Services.  Mr. Mellana has worked for GE Energy Financial Services over the past eleven years. During this period Mr. Mellana has held a variety of positions; the most recent as Managing Director of the Operations and Development portfolio group. In this position Mr. Mellana serves on a number of Boards of Directors which currently includes Source Gas Holdings Inc. and Bobcat Energy Partners. In the past Mr. Mellana has also served on the Board of Regency Energy Partners, a publically traded MLP. Mr. Mellana holds a Bachelor of Science in Electrical Engineering from Villanova University and a Master of Business Administration in Finance from Boston University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2010	SOUTHERN STAR CENTRAL CORP.
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer

3